FIRST AMENDMENT TO THE I3 VERTICALS, INC.
2020 ACQUISITION EQUITY INCENTIVE PLAN

    WHEREAS, i3 Verticals, Inc., a Delaware corporation (the "Company"), has previously adopted the Company’s 2020 Acquisition Equity Incentive Plan (the "Plan");

    WHEREAS, pursuant to Section 12.1 of the Plan, the Company's Board of Directors has retained the right to amend the Plan; and

    WHEREAS, the Company's Board of Directors now desires to amend the Plan;

    NOW, THEREFORE, the Plan is hereby amended as follows:

    1.    The first sentence of Section 4.1 is deleted in its entirety and replaced with the following:

“Subject to the remaining provisions of this Section 4.1 and Section 4.2 hereof, the number of Shares with respect to which Awards may be granted under the Plan (the “Share Reserve”) shall be 3,000,000.”
    2.    Except as expressly stated herein, all other portions of the Plan remain in full force and effect.

    3.    This First Amendment to the i3 Verticals, Inc. 2020 Acquisition Equity Incentive Plan is effective this 4th day of May, 2021; provided it has been approved by the Company’s Board of Directors.

i3 Verticals, Inc.

By:	/s/ Paul Maple
Name:	Paul Maple
Title:	General Counsel & Secretary